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                                                                    Exhibit 99.4

                             INTERCREDITOR AGREEMENT

          This INTERCREDITOR AGREEMENT, dated as of February 4, 2003, is entered into among CITICORP NORTH AMERICA, INC., as Senior Agent (as defined below), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Noteholder Indenture Trustee (as defined below), WILMINGTON TRUST COMPANY, as Noteholder Collateral Trustee (as defined below), Warnaco Inc. ("Warnaco"), The Warnaco Group, Inc. ("Group") and each subsidiary of Group party hereto.

                              W I T N E S S E T H :

          WHEREAS, Warnaco, as borrower (in such capacity, the "Borrower"), Group, as the parent company of the Borrower, the financial institutions party to the Senior Credit Agreement referred to below as lenders and issuing banks, Citicorp North America, Inc., as administrative agent and collateral agent for such lenders and issuing banks (in such capacity, the "Senior Agent") and JPMorgan Chase Bank, as syndication agent for such lenders and issuing banks, have entered into a Credit Agreement, dated as of the date hereof (as such agreement may be amended, amended and restated, supplemented or otherwise modified, from time to time at the option of the parties thereto, together with any other principal agreement evidencing Senior Lender Claims and any other agreements pursuant to which any of the foregoing indebtedness, commitments, obligations, costs, expenses, fees, reimbursements, indemnities or other obligations payable or owing thereunder may be refinanced, restructured, renewed, extended, increased, refunded or replaced as any such other agreements may from time to time at the option of the parties thereto be amended, amended and restated, supplemented, renewed or otherwise modified, being collectively referred to herein the "Senior Credit Agreement"); and

          WHEREAS, Warnaco, as issuer (in such capacity, the "Issuer"), Group, as parent guarantor, and each of Group's domestic subsidiaries, as subsidiary guarantors (together with Group, the "Note Guarantors"), and Wells Fargo Bank Minnesota, National Association, as the indenture trustee (the "Noteholder Indenture Trustee") under the Indenture referred to below, have entered into an Indenture, dated as of the date hereof (as such Indenture may be amended, amended and restated, supplemented or otherwise modified pursuant to the terms hereof, the "Indenture") which governs the rights and duties of the Issuer and the Note Guarantors under the Second Lien Notes due 2008 (the "Second Lien Notes"); and

          WHEREAS, Wilmington Trust Company has been appointed as collateral trustee for the benefit of the Noteholders (the "Noteholder Collateral Trustee") under that certain Collateral Trust Agreement, dated as of the date hereof (as such Collateral Trust Agreement may be amended, amended and restated, supplemented or otherwise modified pursuant to the terms thereof the "Collateral Trust Agreement"); and

          WHEREAS, it is a condition precedent to the effectiveness of the Senior Credit Agreement and the Indenture that the Senior Agent (for itself and for the benefit of the Senior Lenders), each of the Noteholder Indenture Trustee and the Noteholder Collateral Trustee (collectively, the "Noteholder Trustees") (in each case for itself and for the benefit of the Noteholders) and the Warnaco Obligors (as defined below) enter into this Agreement;

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties




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and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

          Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated) and capitalized terms defined in the Senior Credit Agreement used (but not otherwise defined) herein shall have the meanings ascribed to them in the Senior Credit Agreement:

          "Agreement" shall mean this Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "Cash Management Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) provided on and after the date hereof to any Warnaco Obligor (regardless of whether these or similar services were provided prior to the date hereof), including obligations for the payment of fees, interest, charges, expenses, attorneys' fees and disbursements in connection therewith.

          "Comparable Noteholder Collateral Document" means in relation to any Shared Collateral subject to any Senior Lender Collateral Document, that Noteholder Collateral Document which creates a security interest in the same Shared Collateral.

          "DIP Financing" has the meaning specified in Section 6.1 of this Agreement.

          "Discharge of Senior Lender Claims" shall mean the payment in full in cash of the principal of, premium, if any, and interest on all Senior Lender Claims and, with respect to Hedging Obligations or letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Senior Credit Agreement, in each case after or concurrently with termination of all Commitments thereunder, and payment in full in cash of any other Senior Lender Claims that are due and payable at or prior to the time such principal and interest are paid.

          "Guarantor" means "Guarantor" as defined in the Senior Credit Agreement and the Noteholder Documents.

          "Hedging Obligations" means, with respect to any Person, the obligations of such Person under all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements, and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

          "Indebtedness" means, with respect to any specified Person without duplication, any indebtedness of such Person, whether or not contingent (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or other similar instruments or letters of credit (or reimbursement agreements in respect thereof); (c) in respect of banker's acceptances; (d) representing obligations in connection with Capital Leases; (e) representing the deferred and unpaid balance of the purchase price of any property, except any such balance that constitutes an


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accrued expense or trade payable, if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of another Person secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) to the extent of the fair market value of such asset where the Indebtedness so secured is not the Indebtedness of such Person and, to the extent not otherwise included, the guaranty by the specified Person of the Indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date will be (i) the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; and (ii) the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due, in the case of any other Indebtedness.

          "Indenture" shall have the meaning set forth in the recitals hereto.

          "Insolvency or Liquidation Proceeding" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Warnaco Obligor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Warnaco Obligor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Warnaco Obligor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Warnaco Obligor.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance, lien or preference priority or other security agreement or other preferential arrangement whatsoever, including, without limitation, any right of setoff, any conditional sale or other title retention agreement, the interest of a lessor under a lease or any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement naming the owner of the asset to which such Lien relates as debtor.

          "Necessary Lenders" shall mean, with respect to any amendment or modification of the Senior Credit Agreement, or any termination or waiver of any provision of the Senior Credit Agreement, or any consent or departure by the Warnaco Obligors therefrom, the Senior Agent or those Senior Lenders, as the case may be, the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure.

          "Noteholder Claims" shall mean all indebtedness, obligations and other liabilities (contingent or otherwise) arising under or with respect to the Noteholder Documents or any of them. "Noteholder Claims" shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Indenture whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Noteholder Claims (whether by or on behalf of any Warnaco Obligor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.


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          "Noteholder Collateral" shall mean all of the assets of each Warnaco
Obligor whether real, personal or mixed, in which the Noteholders or the Noteholder Collateral Trustee or any of them now or hereafter holds a Lien as security for any Noteholder Claim.

          "Noteholder Collateral Documents" shall mean the Noteholder Security Agreement, the Noteholder Mortgages, and any document or instrument executed and delivered pursuant to any Noteholder Document at any time or otherwise pursuant to which a Lien is granted by a Warnaco Obligor to secure the Noteholder Claims or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, renewed, extended, supplemented or modified from time to time.

          "Noteholder Collateral Trustee" shall include, in addition to the Noteholder Collateral Trustee referred to in the recitals hereto, the then acting collateral agent for the Noteholders and any successor thereto exercising substantially the same rights and powers, or if there is no collateral agent acting for the Noteholders, the Noteholders holding a majority in principal amount of Noteholder Claims then outstanding.

          "Noteholder Documents" shall mean the Indenture, the Second Lien Notes, the Noteholder Collateral Documents, and any other related document or instrument executed and delivered pursuant to any Noteholder Document at any time or otherwise evidencing any Noteholder Claims, as the same may be amended, renewed, extended, supplemented or modified from time to time.

          "Noteholder Indenture Trustee" shall include, in addition to the Noteholder Indenture Trustee referred to in the recitals hereto, the then acting indenture trustee for the Noteholders and any successor thereto exercising substantially the same rights and powers, or if there is no indenture trustee acting for the Noteholders, the Noteholders holding a majority in principal amount of Noteholder Claims then outstanding.

          "Noteholder Mortgages" shall mean a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by any Warnaco Obligor is granted to secure the Noteholder Claims or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, renewed, extended, supplemented or modified.

          "Noteholder Security Agreement" shall mean the Pledge and Security Agreement, dated as of the date hereof, between the Warnaco Obligors and the Noteholder Collateral Trustee, as the same may be amended, renewed, extended, supplemented or modified from time to time in accordance with the terms thereof.

          "Noteholder Trustees" has the meaning specified in the recitals to this Agreement.

          "Noteholders" shall mean the Persons holding Noteholder Claims.

          "Obligations" shall mean any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness (including any obligation to post cash collateral in respect of letters of credit and any other obligations), or any Cash Management Obligations or Hedging Obligations.


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          "Person" shall mean any person, individual, sole proprietorship, partnership, joint venture, corporation, unincorporated organization, association, institution, entity or other party, including, without limitation, any government and any political subdivision, agency or instrumentality thereof.

          "Pledged Collateral" shall mean the "Pledged Notes" and the "Pledged Stock" under, and as defined in, the Security Agreements or other Senior Lender Collateral Documents cash and other items in the Lockbox Accounts, and any other property in the possession of the Senior Agent (or its agents or bailees) or, if applicable, the Collateral Trustee (or its agents or bailees).

          "Recovery" shall have the meaning set forth in Section 6.5 hereof.

          "Security Agreements" means the Senior Lender Security Agreement and the Noteholder Security Agreement.

          "Senior Agent" shall include, in addition to the Senior Agent referred to in the recitals hereto, the then acting collateral agent for the Senior Lenders (or if there is more than one agent, a majority of them) under the Senior Lender Documents and any successor thereto exercising substantially the same rights and powers, or if there is no acting Senior Agent under the Senior Credit Agreement, the Necessary Lenders.

          "Senior Credit Agreement" shall have the meaning set forth in the recitals hereto.

          "Senior Cash Management Obligation" means, as applied to any Warnaco Obligor, any direct or indirect liability, contingent or otherwise, of such Person in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) provided on and after the date hereof to any Warnaco Obligor (regardless of whether these or similar services were provided prior to the date hereof by any Senior Lender or any Affiliate of any Senior Lender) by the Senior Agent, any Senior Lender or any Affiliate of any of them in connection with the Senior Credit Agreement or any Senior Lender Document, including obligations for the payment of fees, interest, charges, expenses, attorneys' fees and disbursements in connection therewith.

          "Senior Lender Claims" shall mean (a) all Indebtedness outstanding under one or more of the Senior Lender Documents and all extensions of credit under any financing under section 364 of the Bankruptcy Code or any arrangement for use of cash collateral under section 363 of the Bankruptcy Code (the terms of which are consented to by the Senior Agent in its capacity as such) in each case under this clause (a), the principal amount of which constitutes "Debt" as defined and permitted by the Indenture and (b) all other obligations (not constituting "Debt" as defined by the Indenture) of a Warnaco Obligor under the Senior Lender Documents, including, without limitation, all Senior Lender Hedging Obligations and Senior Cash Management Obligations. "Senior Lender Claims" shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Senior Credit Agreement whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Senior Lender Claims (whether by or on behalf of any Warnaco Obligor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee,


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receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "Senior Lender Collateral" shall mean all of the assets of each Warnaco Obligor whether real, personal or mixed, in which the Senior Lenders or the Senior Agent or any of them now or hereafter holds a Lien as security for any Senior Lender Claim.

          "Senior Lender Collateral Documents" shall mean the Senior Lender Security Agreement, the Mortgages, and any Loan Document or other document or instrument pursuant to which a Lien is granted securing the Senior Lender Claims, as the same may be amended, renewed, extended, supplemented or modified from time to time.

          "Senior Lender Documents" shall mean the Senior Credit Agreement, the Guaranty, the Senior Lender Collateral Documents and each of the other Loan Documents, each document or instrument evidencing a Senior Lender Hedging Obligation or Senior Cash Management Obligation, all documents and instruments evidencing any other obligation under the Senior Credit Agreement, any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time and any other related document or instrument otherwise evidencing any Senior Lender Claims, as any such document or instrument may from time to time be amended, replaced, renewed, restated, supplemented or otherwise modified.

          "Senior Lender Hedging Obligations" means Secured Obligations (as defined in the Senior Credit Agreement) constituting Hedging Obligations of any Warnaco Obligor.

          "Senior Lender Security Agreement" shall mean the Pledge and Security Agreement, dated as of the date hereof, between the Warnaco Obligors and the Senior Agent, as the same may be amended, renewed, extended, supplemented or modified from time to time in accordance with the terms thereof.

          "Senior Lenders" shall mean the Persons holding Senior Lender Claims, including, without limitation, the Senior Agent.

          "Shared Collateral" shall mean all of the assets of any Warnaco Obligor whether real, personal or mixed, constituting both Senior Lender Collateral and Noteholder Collateral.

          "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of the State of New York, as amended.

          "Warnaco Obligor" means Warnaco, in its capacity as Borrower, and as Issuer, Group, as a Guarantor (as defined in the Senior Lender Documents and the Noteholder Documents) and each Subsidiary of Group that is a Guarantor (as defined in the Senior Lender Documents and the Noteholder Documents).

          Section 2. Lien Priorities.

          2.1 Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Noteholder Collateral Trustee or the Noteholders on the Shared Collateral or of any Liens granted to the Senior Agent or the Senior Lenders on the Shared Collateral and notwithstanding any provision of the UCC, or any applicable law or the Noteholder Documents or the Senior Lender Documents or any other


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circumstance whatsoever, the Noteholder Collateral Trustee, on behalf of itself and the Noteholders, hereby agrees that: (a) any Lien on the Shared Collateral securing the Senior Lender Claims now or hereafter held by the Senior Agent or the Senior Lenders shall be senior and prior to any Lien on the Shared Collateral securing the Noteholder Claims; and (b) any Lien on the Shared Collateral now or hereafter held by the Noteholder Collateral Trustee or the Noteholders regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing the Senior Lender Claims. All Liens on the Shared Collateral securing the Senior Lender Claims shall be and remain senior to all Liens on the Shared Collateral securing the Noteholder Claims for all purposes, whether or not such Liens securing the Senior Lender Claims are subordinated to any Lien securing any other obligation of any Warnaco Obligor.

          2.2 Prohibition on Contesting Liens. Each of the Noteholder Trustees, for itself and on behalf of each Noteholder, and the Senior Agent, for itself and on behalf of each Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by the Senior Lenders in the Senior Lender Collateral or by the Noteholders in the Shared Collateral, respectively.

          2.3 No New Liens. The parties hereto agree that prior to the Discharge of Senior Lender Claims (a) if the Noteholder Collateral Trustee shall hold any Lien on any assets of any Warnaco Entity securing the Noteholder Claims that are not also subject to the first-priority Lien of the Senior Agent or have not been consented to by the Necessary Lenders, under the Senior Lender Documents, the Noteholder Collateral Trustee, upon demand by the Senior Agent, will either release such Lien or assign a first-priority Lien to the Senior Agent as security for the Senior Lender Claims, and (b) each Warnaco Obligor hereby agrees not to grant any Lien on any of its assets, or permit any Subsidiary thereof to grant a Lien on any of its assets, in favor of the Noteholder Collateral Trustee, the Noteholder Indenture Trustee or the Noteholders unless it, or such Subsidiary, has granted a similar Lien on such assets in favor of the Senior Agent or such Lien has been consented to by the Necessary Lenders.

          Section 3. Enforcement.

          3.1  Exercise of Remedies.

          (a) Prior to the Discharge of Senior Lender Claims, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Warnaco Obligor: (i) the Noteholder Collateral Trustee and the Noteholders will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral, institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the Senior Agent or any Senior Lender, the exercise of any right under any Blocked Account Letter, Restricted Account Letter, Landlord Waiver or Bailee's Letter or similar agreement or arrangement to which the Noteholder Collateral Trustee or any Noteholder is a party, or any other exercise by any such party, of any rights and remedies relating to the Shared Collateral under the Noteholder Documents or otherwise, or object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral; and (ii) the Senior Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release, disposition, or


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restrictions with respect to the Shared Collateral without any consultation with or the consent of the Noteholder Collateral Trustee or any Noteholder; provided, however, that in the event the Senior Agent has not initiated the exercise of any rights or remedies with respect to the Shared Collateral prior to the 90th day following the acceleration of the Senior Lender Claims in accordance with the terms of the Senior Loan Documents, then so long as no Insolvency or Liquidation Proceeding has been commenced by or against any Warnaco Obligor, the Noteholder Collateral Trustee shall be entitled to exercise any rights or remedies or take any other action with respect to the Shared Collateral (it being understood that any action shall in all respects comply with the terms of this Agreement and applicable Requirements of Law).

          (b) In exercising rights and remedies with respect to the Shared Collateral, the Senior Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

          (c) Each Noteholder Trustee, on behalf of itself and the Noteholders, agrees that, prior to the Discharge of Senior Lender Claims, it will not take or receive any Shared Collateral or any proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Shared Collateral. Without limiting the generality of the foregoing, but, subject to the proviso in Section 3.1(a), prior to the Discharge of Senior Lender Claims, the sole right of the Noteholder Collateral Trustee and the Noteholders with respect to the Shared Collateral is to hold a Lien on the Shared Collateral pursuant to the Noteholder Documents for the period and to the extent granted therein and to receive the proceeds thereof, if any, after the Discharge of Senior Lender Claims.

          (d) Each Noteholder Trustee, for itself or on behalf of the Noteholders, (i) agrees that neither it nor the Noteholders will take any action that would hinder any exercise of remedies undertaken by the Senior Agent under the Senior Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise (other than pursuant to the proviso in Section 3.1(a)) and (ii) hereby waives any and all rights it or the Noteholders may have as a junior lien creditor or otherwise to object to the manner in which the Senior Agent or the Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Senior Lender Collateral (other than pursuant to the proviso in Section 3.1(a)).

          3.2 Cooperation. Each Noteholder Trustee, on behalf of itself and the Noteholders, agrees that, prior to the Discharge of Senior Lender Claims, it will not other than as permitted by the proviso in Section 3.1(a) commence, or join with any Person (other than the Senior Lenders and the Senior Agent upon the request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it under any of the Noteholder Documents or otherwise.

          Section 4. Payments.

          4.1 Application of Proceeds. Prior to the Discharge of Senior Lender Claims, the cash proceeds of Shared Collateral received in connection with the sale of, or


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collection on, such Shared Collateral upon the exercise of remedies, shall be applied by the Senior Agent to the Senior Lender Claims in such order as specified in the Senior Credit Agreement. Following Discharge of Senior Lender Claims, the Senior Agent shall deliver to the Noteholder Collateral Trustee any proceeds of Shared Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Noteholder Collateral Trustee is hereby authorized to make any such endorsements as agent for the Senior Agent or any such Senior Lender at any time following the Discharge of Senior Lender Claims. This authorization is coupled with an interest and is irrevocable.

          4.2 Payments Over. Any Shared Collateral or proceeds thereof received by either Noteholder Trustee or any Noteholder in connection with the exercise of any right or remedy (including setoff) relating to the Shared Collateral shall be segregated and held in trust and forthwith paid over to the Senior Agent for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Agent is hereby authorized to make any such endorsements as agent for the Noteholder Collateral Trustee or any such Noteholder. This authorization is coupled with an interest and is irrevocable.

          Section 5. Other Agreements.

          5.1  Releases.

          (a) If in connection with:

               (i) the exercise of the Senior Agent's remedies in respect of the Shared Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of such Shared Collateral;

               (ii) any sale, lease, exchange, transfer or other disposition of Shared Collateral permitted under the terms of the Senior Credit Agreement or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by the Senior Credit Agreement (whether or not an event of default under, and as defined in the Senior Credit Agreement, has occurred and is continuing); or

               (iii) any agreement between the Senior Agent and the Warnaco Obligors to release the Senior Agent's Lien on any portion of the Shared Collateral or to release any Guarantor from its obligations under its guaranty of the Senior Lender Claims;

the Senior Agent, for itself or on behalf of any of the Senior Lenders, releases any of its Liens on any part of the Shared Collateral (or any Guarantor from its obligations under its guaranty of the Senior Lender Claims), the Liens of the Noteholder Collateral Trustee, for itself or for the benefit of the Noteholders, on such Shared Collateral (and the obligations of such Guarantor under its guaranty of the Noteholder Claims) shall be automatically, unconditionally and simultaneously released and the Noteholder Collateral Trustee, for itself and on behalf of each Noteholder, promptly shall execute and deliver to the Senior Agent or Group, at Group's cost and expense, such termination statements, releases and other documents as the Senior Agent or Group may reasonably request to effectively confirm such release.

          (b) The Noteholder Collateral Trustee, for itself and on behalf of the Noteholders, hereby irrevocably constitutes and appoints the Senior Agent and any officer or


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agent of the Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Noteholder Collateral Trustee or such holder from time to time in the Senior Agent's discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including, without limitation, any financing statements, endorsements or other instruments or transfer or release. Notwithstanding the grant of the foregoing power of attorney, nothing in this clause (b) is intended to in any way relieve any Warnaco Obligor of its obligations to comply with Requirements of Law or applicable Contractual Obligations with respect to the release of collateral under the Noteholder Documents.

          5.2  Insurance. Prior to the Discharge of Senior Lender Claims:

          (a) the Senior Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Warnaco Obligors under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral; and

          (b) all proceeds of any insurance policy covering the Shared Collateral and any award granted in any condemnation or similar proceeding affecting the Shared Collateral shall be paid; first to the Senior Agent for the benefit of the Senior Lenders to the extent required under the Senior Credit Agreement, second to the Noteholder Collateral Trustee for the benefit of the Noteholders to the extent required under the applicable Noteholder Documents, and third to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. If either Noteholder Trustee or any Noteholder shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Agent in accordance with the terms of Section 4.2.

          5.3  Amendments to Noteholder Documents.

          (a) Without the prior written consent of the Senior Agent (with the consent of the Necessary Lenders), no Noteholder Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Noteholder Document would be materially adverse to the Senior Lenders.

          (b) In the event the Necessary Lenders enter into any amendment, waiver or consent in respect of any of the Senior Lender Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any such Senior Lender Collateral Document or changing in any manner the rights of the Senior Agent, the Senior Lenders, the Warnaco Obligors thereunder, then such amendment, waiver or consent shall, by this reference, apply automatically to any comparable provision of the Comparable Noteholder Collateral Document without the consent of either Noteholder Trustee or the Noteholders and without any action by either Noteholder Trustee, or any Warnaco Obligor; provided, however, (A) that no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of the Noteholder Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.1 and (B) notice of such amendment, waiver or consent shall be given to the Noteholder Collateral Trustee.

          (c) The Noteholder Collateral Trustee agrees that each Noteholder Mortgage shall include the following language:

     Notwithstanding anything herein to the contrary, the lien and security interest granted to the Noteholder Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by the Noteholder Collateral Trustee hereunder are subject to the provisions of the Intercreditor Agreement, dated as of _________ __, 2003 (the "Intercreditor Agreement") among Citicorp North America, Inc., as Senior Agent, Wells Fargo Bank Minnesota, National Association, as Noteholder Indenture Trustee and Wilmington Trust Company, as Noteholder Collateral Trustee, Warnaco Inc., The Warnaco Group and each domestic subsidiary thereof. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.

In addition, the Noteholder Collateral Trustee agrees that each Noteholder Collateral Document covering any Shared Collateral shall contain such language as the Senior Agent may reasonably request to reflect the subordination of such lien and security interest covering such Shared Collateral.

          5.4  Rights As Unsecured Creditors.

          (a) Nothing in this Agreement shall prohibit the receipt by either Noteholder Trustee or any Noteholders of the required payments of principal and interest so long as (i) such payment by the Warnaco Obligors is made in accordance with the terms of the Senior Credit Agreement (as in effect as of the date hereof except the extent amended to permit payments of principal and interest in respect of the Second Lien Notes in addition to those permitted as of the date hereof) and (ii) such receipt by the Noteholders is not the direct or indirect result of the exercise by either Noteholder Trustee or any Noteholder of rights or remedies as a secured creditor or enforcement of any Lien held by any of them in contravention of this Agreement.

          (b) Notwithstanding anything to the contrary in this Agreement, the Noteholder Trustees and the Noteholders may exercise rights and remedies as an unsecured creditor against the Warnaco Obligors in accordance with the terms of the Noteholder Documents and applicable law. In the event either Noteholder Trustee or any Noteholder becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Noteholder Claims are so subordinated to such Senior Lender Claims under this Agreement. Nothing in this Agreement modifies any rights or remedies the Senior Agent or the Senior Lenders may have with respect to the Senior Lender Collateral.

          5.5  Agent and Bailee for Perfection.

          (a) The Senior Agent agrees to hold the Shared Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as bailee or as agent, as the case may be, for the Noteholder Collateral Trustee and any assignee solely for the purpose of perfecting the security interest granted in such Shared Collateral pursuant to the Noteholder Security Agreement or other applicable agreement, subject to the terms and conditions of this Section 5.5. For the avoidance of doubt, solely for purposes of perfecting the Lien in favor of the Noteholder Collateral Trustee, the Senior Agent agrees that it shall be the agent of the Noteholder Collateral Trustee with respect to any Deposit Accounts or Securities Accounts included in the Shared Collateral that are controlled or held by it.

          (b) Prior to the Discharge of Senior Lender Claims, the Senior Agent shall be entitled to deal with the Shared Collateral in its possession or under its control in accordance with the terms of the Senior Lender Documents and this Agreement. The rights of the Noteholder Collateral Trustee shall at all times be subject to the terms of this Agreement and to the Senior Agent's rights under the Senior Lender Documents and this Agreement.

          (c) The Senior Agent shall have no obligation whatsoever to the Noteholder Collateral Trustee or any Noteholder to assure that the Shared Collateral in its possession or under its control is genuine or owned by a Warnaco Obligor or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the Senior Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee and controlling Deposit Accounts and Securities Accounts as agent, for the Noteholder Collateral Trustee for purposes of perfecting the Lien thereon held by the Noteholder Collateral Trustee.

          (d) The Senior Agent shall not have by reason of this Agreement or any other document a fiduciary relationship in respect of the Noteholder Collateral Trustee or any Noteholder.

          (e) Following the Discharge of Senior Lender Claims, the Senior Agent shall deliver to the Noteholder Collateral Trustee the Pledged Collateral together with any necessary endorsements (or otherwise allow the Noteholder Collateral Trustee to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct, and shall take all steps reasonably requested by the Noteholder Collateral Trustee to (i) give the Noteholder Collateral Trustee or its designated agents control over any Deposit Accounts and Securities Accounts included in the Shared Collateral that are under its control, to be held by the Noteholder Collateral Trustee for itself and the Noteholders and (ii) release its Liens on the Shared Collateral (subject to the terms of the applicable Senior Lender Collateral Document).

          Section 6. Insolvency or Liquidation Proceedings.

          6.1 Financing Issues. If any Warnaco Obligor shall be subject to any Insolvency or Liquidation Proceeding and the Senior Agent shall desire to permit the use of cash collateral or to permit the Warnaco Obligors (or any of them) to obtain financing under section 363 or section 364 of the Bankruptcy Code ("DIP Financing"), then each Noteholder Trustee, on behalf of itself and the Noteholders, agrees that it will raise no objection to such use or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent required by Section 6.3) and, to the extent the Liens securing the Senior Lender Claims are subordinated or pari passu with such DIP Financing, the Noteholder Collateral Trustee will subordinate its Liens in the Shared Collateral to such DIP Financing and all Obligations relating thereto (in each case under this Section 6.1, to the extent such DIP Financing and Obligations constitute "Senior Lender Claims") on the same basis as the Liens securing the Noteholder Claims are subordinated to the other Senior Lender Claims under this Agreement.

          6.2 Relief from the Automatic Stay. Each Noteholder Trustee, on behalf of itself and the Noteholders, agrees that, prior to the Discharge of Senior Lender Claims, none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Shared Collateral, without the prior written consent of the Senior Agent (with the consent of the Necessary Lenders).

          6.3  Adequate Protection.

          (a) Each Noteholder Trustee, on behalf of itself and the Noteholders, agrees that none of them shall contest (or support any other Person contesting)
(i) any request by the Senior Agent or the Senior Lenders for adequate protection or (ii) any objection by the Senior Agent or the Senior Lenders to any motion, relief, action or proceeding based on the Senior Agent or the Senior Lenders claiming a lack of adequate protection.

          (b) Notwithstanding the foregoing clause (a), in any Insolvency or Liquidation Proceeding, if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of its cash collateral under section 363 or section 364 of the Bankruptcy Code, then the Senior Agent (on behalf of the Senior Lenders) will raise no objection to the grant of adequate protection in the form of additional collateral to the Noteholder Collateral Trustee, on behalf of itself or any of the Noteholders which Lien shall be subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Noteholder Claims are so subordinated to the Senior Lender Claims under this Agreement.

          6.4 No Waiver. Nothing contained herein shall prohibit or in any way limit the Senior Agent or any Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by either Noteholder Trustee or any of the Noteholders in contravention of this Agreement, including, without limitation, the seeking by either Noteholder Trustee or any Noteholder of adequate protection or the asserting by either Noteholder Trustee or any Noteholder of any of its rights and remedies under the Noteholder Documents or otherwise in contravention of this Agreement.

          6.5 Preference Issues. If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Warnaco Obligor any amount (a "Recovery"), then the Senior Lender Claims shall be reinstated to the extent of such Recovery and the Senior Lenders shall be entitled to the Discharge of Senior Lender Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

          6.6 Certain Noteholder Rights. Each Noteholder Trustee and each Noteholder shall retain the right to vote and otherwise act in any Insolvency or Liquidation Proceeding (including, without limitation, the right to vote to accept or reject any plan of reorganization); provided that no such Person shall vote with respect to any such plan of reorganization or take any other action in any way to contest (i) the validity of any Liens granted to or for the benefit of the Senior Agent, (ii) the relative rights and duties of the holders of the Senior Lender Claims established in the Senior Lender Documents and this Agreement with respect to such Liens or (iii) the enforceability of the Senior Credit Agreement or this Agreement.

          Section 7. Reliance; Waivers; etc.

          7.1 Reliance. The consent by the Senior Lenders to the execution and delivery of the Noteholder Documents and the grant to the Noteholder Collateral Trustee on behalf of the Noteholders of a Lien on the Shared Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to the Borrower shall be deemed to have been given and made in reliance upon this Agreement.

          7.2 No Warranties or Liability. (a) Each Noteholder Trustee, on behalf of itself and Noteholders, acknowledges and agrees that each of the Senior Agent and the Senior Lenders have made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit to the Borrower in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that either Noteholder Trustee or any of the Noteholders have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Senior Agent nor any Senior Lender shall have any duty to either Noteholder Trustee or any of the Noteholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower (including, without limitation, the Noteholder Documents), regardless of any knowledge thereof which they may have or be charged with.

          (b) The Senior Agent, on behalf of itself and the Senior Lenders, acknowledges and agrees that each of the Noteholder Trustees and the Noteholders have made no express or implied representation or warranty, including, without limitation, with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Noteholder Documents. The Noteholders will be entitled to manage and supervise their respective extensions of credit to the Issuer in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Noteholders may manage their extensions of credit without regard to any rights or interests that the Senior Agent or any of the Senior Lenders have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Noteholder Trustees nor any Noteholder shall have any duty to the Senior Agent or any of the Senior Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Issuer (including, without limitation, the Senior Lender Documents), regardless of any knowledge thereof which they may have or be charged with.

          7.3 No Waiver of Lien Priorities.

          (a) No right of the Senior Lenders, the Senior Agent or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Warnaco Obligor or by any act or failure to act by any Senior Lender or the Senior Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Senior Lender Documents or any of the Noteholder Documents, regardless of any knowledge thereof which the Senior Agent or the Senior Lenders, or any of them, may have or be otherwise charged with. No right of the Noteholders, the Noteholder Trustees or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Warnaco Obligor or by any act or failure to act by any Noteholder or Noteholder Trustee, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Noteholder Documents or any of the Senior Lender Documents, regardless of any knowledge thereof which the Noteholder Trustees or the Noteholders, or any of them, may have or be otherwise charged with.

          (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Warnaco Obligors under the Senior Lender Documents), the Senior Lenders, the Senior Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, either Noteholder Trustee or any Noteholder, without incurring any liabilities to either Noteholder Trustee or any Noteholder and without impairing or releasing the lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of such Noteholder Trustee or any Noteholder is affected, impaired or extinguished thereby) do any one or more of the following:

          (i) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend, increase (subject to the terms of the Indenture) or alter, the terms of any of the Senior Lender Claims or any Lien in any Senior Lender Collateral or guaranty thereof or any liability of any Warnaco Obligor, or any liability incurred directly or indirectly in respect thereof (including, without limitation, any increase in or extension of the Senior Lender Claims), without any restriction as to the amount (subject to the terms of the Indenture), tenor or terms of any such increase or extension or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Senior Lenders, the Senior Lender Claims or any of the Senior Lender Documents;

          (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Senior Lender Collateral or any liability of any Warnaco Obligor to the Senior Lenders or the Senior Agent, or any liability incurred directly or indirectly in respect thereof;

          (iii) settle or compromise any Senior Lender Claim or any other liability of any Warnaco Obligor (other than the Noteholder Claims) or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, the Senior Lender Claims) in any manner or order; and

          (iv) exercise or delay in or refrain from exercising any right or remedy against any security or any Warnaco Obligor or any other Person, elect any remedy and otherwise deal freely with the Borrower and the Senior Lender Collateral and any security and any guarantor or any liability of any Warnaco Obligor to the Senior Lenders or any liability incurred directly or indirectly in respect thereof.

          (c) The Senior Agent, on behalf of itself and the Senior Lenders, also agrees that each Noteholder Trustee and the Noteholders shall have no liability (other than pursuant to the terms here of and applicable Requirements of Law) to the Senior Agent or any Senior Lender, and, subject to the terms here of and applicable Requirements of Law, the Senior Agent, on behalf of itself and the Senior Lenders, hereby waives any claim against any Noteholder Trustee or any Noteholder, arising out of any and all actions which the Noteholders or the Noteholder Trustee may take or permit or omit to take with respect to: (i) the Noteholder Documents, (ii) the collection of the Noteholder Claims, (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Shared Collateral pursuant to the proviso in Section 3.1(a), or (iv) the release of any Lien in respect of any Shared Collateral. The Senior Agent, on behalf of itself and the Senior Lenders, agrees that the Noteholders and the Noteholder Trustees have no duty to them in respect of the maintenance or preservation of the Noteholder Collateral, the Noteholder Claims or otherwise other than as expressly set forth herein.

          (d) Each Noteholder Trustee, on behalf of itself and the Noteholders, also agrees that the Senior Lenders and the Senior Agent shall have no liability (other than pursuant to the terms hereof and applicable Requirements of Law) to any Noteholder Trustee or any Noteholder, and , subject to the terms here of and applicable Requirements of Law, each Noteholder Trustee, on behalf of itself and the Noteholders, hereby waives any claim against any Senior Lender or the Senior Agent, arising out of any and all actions which the Senior Lenders or the Senior Agent may take or permit or omit to take with respect to: (i) the Senior Lender Documents, (ii) the collection of the Senior Lender Claims, (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Senior Lender Collateral or the Shared Collateral, or (iv) the release of any Lien in respect of any Shared Collateral. Each Noteholder Trustee, on behalf of itself and the Noteholders, agrees that the Senior Lenders and the Senior Agent have no duty to them in respect of the maintenance or preservation of the Senior Lender Collateral, the Senior Lender Claims or otherwise other than as expressly set forth herein.

          (e) Each Noteholder Trustee, on behalf of itself and the Noteholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

          7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Agent and the Senior Lenders and each Noteholder Trustee and the Noteholders, respectively, hereunder shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of the Senior Lender Documents or any Noteholder Documents;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Noteholder Claims, or any amendment or waiver or other modification, including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Lender Document or of the terms of the Indenture or any other Noteholder Document;

          (c) any exchange of any security interest in any Shared Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Noteholder Claims or any guarantee thereof;

          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Warnaco Obligor; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Warnaco Obligor in respect of the Senior Lender Claims, or of either Noteholder Trustee or any Noteholder in respect of this Agreement;

          Section 8. Miscellaneous.

          8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Senior Lender Documents or the Noteholder Documents, the provisions of this Agreement shall govern.

          8.2 Continuing Nature of this Agreement. Other than as expressly provided herein, this Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to either Noteholder Trustee or any Noteholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower constituting Senior Lender Claims on the faith hereof. Each Noteholder Trustee, on behalf of itself and the Noteholders, and the Senior Agent, on behalf of itself and the Senior Lenders hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.

          8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by either Noteholder Trustee or the Senior Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each such party or its authorized agent. No such amendment, modification or waiver shall be effective until notice thereof has been provided to Warnaco. Each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. No Warnaco Obligor shall have any right to amend, modify or waive any provision of this Agreement without the consent of the Noteholder Collateral Trustee and the Senior Agent nor shall any consent or signed writing be required of any Warnaco Obligor to effect any amendment, modification or waiver of any provision of this Agreement, except that no amendment, modification or waiver affecting any obligation or right of any Warnaco Obligor hereunder shall be made without the consent of such Warnaco Obligor.

          8.4 Information Concerning Financial Condition of the Borrower and its Subsidiaries. The Senior Agent and the Senior Lenders, on the one hand, and the Noteholder Trustees and the Noteholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of Group and its Subsidiaries and all endorsers and/or guarantors of the Noteholder Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Noteholder Claims or the Senior Lender Claims. The Senior Agent and the Senior Lenders shall have no duty to advise any Noteholder Trustee or any Noteholder of information known to it or them regarding such condition or any such circumstances or otherwise and the Noteholder Trustees and the Noteholders shall have no duty to advise the Senior Agent or any Senior Lender of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Senior Agent or any of the Senior Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to either Noteholder Trustee or any Noteholder, or in the event a Noteholder Trustee or any of the Noteholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Senior Agent or any Senior Lender, such provider of information shall be under no obligation (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential.

          8.5 Subrogation. Each Noteholder Trustee, on behalf of itself and the Noteholders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

          8.6 Application of Payments. All payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate, subject to the terms of the Senior Lender Documents.

          8.7 Consent to Jurisdiction; Waivers. The parties hereto consent to the non-exclusive jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 (with respect to registered mail) below for such party. Service so made shall be deemed to be completed three (3) days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted in such courts as aforesaid hereunder based on forum non conveniens, and any objection to the venue of any such action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, any Senior Lender Document, any Noteholder Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

          8.8 Notices. All notices to the Noteholders and the Senior Lenders permitted or required under this Agreement may be sent to the Noteholder Collateral Trustee and the Senior Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

          8.9 Further Assurances. Each Noteholder Trustee, on behalf of itself and the Noteholders, agrees that each of them shall take such further action and shall execute and deliver to the Senior Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Senior Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement. The Senior Agent, on behalf of itself and the Senior Lenders, agrees that it shall take such further action and shall execute and deliver to the Noteholder Trustees such additional documents and instruments (in recordable form, if requested) as the Noteholder Trustees may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

          8.10 Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

          8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Agent, the Senior Lenders, each Noteholder Trustee, the Noteholders and their respective successors and permitted assigns.

          8.12 Specific Performance. The Senior Agent and the Noteholder Trustees may demand specific performance of this Agreement. Each Noteholder Trustee, on behalf of itself and the Noteholders hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Senior Agent. The Senior Agent, on behalf of itself and the Senior Lenders hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by a Noteholder Trustee.

          8.13 Section Titles; Time Periods. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding" and the word "through" means "to and including".

          8.14 Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

          8.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of the Senior Agent and the Senior Lenders and their respective successors and assigns and, to the extent applicable, the Warnaco Obligors, each Noteholder Trustee and the Noteholders and their respective permitted successors and assigns. No other Person, shall have or be entitled to assert rights or benefits hereunder. Each Warnaco Obligor shall cause each of its Subsidiaries to comply with the terms of this Agreement.

          8.17 Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to any Warnaco Obligor shall include such Warnaco Obligor as debtor and debtor-in-possession and any receiver or trustee for such Warnaco Obligor (as the case may be) in any Insolvency or Liquidation Proceeding.

          8.18 Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.


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

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   CITICORP NORTH AMERICA, INC., as Senior Agent


                                   By:   /s/ Brenda Cotsen
                                      ------------------------------------------
                                      Name:  Brenda Cotsen
                                      Title:

                                   Address:

                                   388 Greenwich Street, 19th Floor
                                   New York, New York 10013
                                   Attention: Brenda Cotsen
                                   Telecopy no.: (212) 816-2308
                                   email address: brenda.cotsen@citigroup.com


                                   WELLS FARGO BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, as Noteholder Indenture Trustee


                                   By:   /s/ Timothy P. Mowdy
                                      ------------------------------------------
                                      Name:  Timothy P. Mowdy
                                      Title:

                                   Address:

                                   MAC N9303-120
                                   Sixth & Marquette
                                   Minneapolis, Minnesota 55479
                                   Attention: Corporate Trust Services
                                              Timothy P. Mowdy
                                   Telephone No.: 612-316-1445
                                   Telecopy No.: 612-667-9825
                                   E-mail address: timothy.p.mowdy@wellsfargo.co


                                   WILMINGTON TRUST COMPANY, as Noteholder
                                   Collateral Trustee


                                   By:   /s/ Michael G. Oller, Jr.
                                      ------------------------------------------
                                      Name:  Michael G. Oller, Jr.
                                      Title:

                                   Address:

                                   Wilmington Trust Company
                                   1100 North Market Street
                                   Rodney Square North
                                   Wilmington, De. 19890
                                   Attn: Corporate Trust Administration
                                   Michael G. Oller, Jr.
                                   Phone 302-636-6410
                                   Facsimile 303-636-4140


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

                                   WARNACO INC., as Borrower
                                   THE WARNACO GROUP INC., as Group

                                   184 Benton Street Inc.
                                   A.B.S. Clothing Collection, Inc.
                                   Abbeville Manufacturing Company
                                   Authentic Fitness Corporation
                                   Authentic Fitness On-Line, Inc.
                                   Authentic Fitness Products Inc.
                                   Authentic Fitness Retail Inc.
                                   CCC Acquisition Corp.
                                   CCC Acquisition Realty Corp.
                                   C.F. Hathaway Company
                                   Calvin Klein Jeanswear Company
                                   CKJ Holdings, Inc.
                                   CKJ Sourcing, Inc.
                                   Designer Holdings Ltd.
                                   Gregory Street, Inc.
                                   Jeanswear Holdings, Inc.
                                   Kai Jay Manufacturing Company
                                   Myrtle Avenue, Inc.
                                   Outlet Holdings, Inc.
                                   Outlet Stores, Inc.
                                   Penhaligon's by Request, Inc.
                                   Rio Sportswear, Inc.
                                   Ubertech Products, Inc.
                                   Ventures Ltd.
                                   Warnaco of Canada Company
                                   Warnaco Puerto Rico, Inc.
                                   Warnaco Sourcing Inc.
                                   Warnaco U.S. Inc.
                                   Warner's De Costa Rica Inc., as Guarantors


                                   By:    /s/ James P. Fogarty
                                       -----------------------------------------
                                       Name:  James P. Fogarty
                                       Title:

                                   Warnaco International LLC


                                   By:    /s/ Stanley P. Silverstein
                                       -----------------------------------------
                                       Name:  Stanley P. Silverstein
                                       Title:


                                       22